Summary Prospectus, Prospectus and
Statement of Additional Information Supplement

September 30, 2024

Morgan Stanley Variable Insurance Fund, Inc.

Supplement dated September 30, 2024 to Morgan Stanley Variable Insurance Fund, Inc. Summary Prospectuses and Prospectuses dated April 30, 2024 and Statement of Additional Information dated April 30, 2024, as supplemented June 14, 2024

Global Real Estate Portfolio
U.S. Real Estate Portfolio
Global Infrastructure Portfolio (each a "Portfolio" and collectively the "Portfolios")

The Board of Directors of Morgan Stanley Variable Insurance Fund, Inc. (the "Fund") approved a Plan of Liquidation with respect to each Portfolio. Each Portfolio will suspend the offering of its shares to all investors at the close of business on or about December 4, 2024, and the liquidation is expected to occur on or about December 6, 2024 ("Liquidation Date").

Pursuant to each Portfolio's Plan of Liquidation, the assets of each Portfolio will be liquidated, known or reasonably ascertainable liabilities of each Portfolio will be satisfied or provided for, the remaining proceeds will be distributed to the applicable Portfolio's remaining shareholders of record (in this case, insurance company separate accounts) equal to their proportionate interest in the Portfolio, and all of the issued and outstanding shares of each Portfolio will be redeemed on the applicable Liquidation Date (the "Liquidation").

Prior to the Liquidation Date, each Portfolio will engage in business activities for the purpose of winding up the Portfolio's business and affairs and transitioning the Portfolio's assets to cash and cash equivalents in preparation for the orderly liquidation and subsequent distribution of proceeds to remaining shareholders as of the close of business on the Liquidation Date. During this transition period, each Portfolio may no longer be pursuing its investment objective or be managed consistent with its stated investment strategies. This is likely to impact each Portfolio's performance. Shareholders who remain invested in a Portfolio may bear increased brokerage and other transaction expenses relating to the sale of portfolio investments with respect to such Portfolio prior to the Liquidation Date.

Prior to the Liquidation Date, shareholders of a Portfolio may remain invested in the Portfolio or redeem their shares at any time in the manner described in the Portfolio's prospectus. At any time prior to the Liquidation Date, contract owners of variable life and/or annuity contracts who have selected a Portfolio for investment through those contracts may transfer out of a Portfolio into any other investment option available under their respective contracts consistent with the transfer provisions and other terms of such contracts. Please refer to the variable contract prospectus for more information on transfers before and after the Liquidation Date and other investment options available under the respective contract or contact the insurance company that issued the respective contract to request additional information about available investment options and the reallocation of investments in the Portfolio.

The liquidation of each Portfolio is not anticipated to be a taxable event for contract owners of variable life and/or annuity contracts who have selected the Portfolio for investment through those contracts. Contract owners should consult their personal tax advisor concerning their particular tax situation.

Accordingly, on the applicable Liquidation Date for each Portfolio, all references to the Portfolio in the Prospectus and Statement of Additional Information are removed.

Please retain this supplement for future reference.